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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A
                                (Amendment No. 2)

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                                JANUARY 14, 2006
                Date of Report (Date of earliest event reported)

                        COMMISSION FILE NUMBER: 000-50760


                      FINANCIAL TELECOM LIMITED (USA), INC.
             (Exact name of registrant as specified in its charter)



           NEVADA                                       58-2670972
(State or other jurisdiction           (IRS Employer Identification File Number)
     of incorporation)

               2400 - 300 HUA HAI ROAD, SHANGHAI, PR CHINA 200023 (Address of
                    Principal Executive Offices)

                                 +86-21-63354111
              (Registrant's telephone number, including area code)

                               - NOT APPLICABLE -
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                TABLE OF CONTENTS


Item 4.01  Change in Registrant's Certifying Accountant

Item 9.01  Exhibits



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Item 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

PREVIOUS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On January 11, 2006, Clancy & Co., P.L.L.C. Certified Public Accountants ("Clancy")resigned as Financial Telecom Limited (USA), Inc.'s ("Financial Telecom" or the "Registrant") independent auditor.

The report of Clancy on the Registrant's consolidated financial statements for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle; however, the audit reports for the years ended December 31, 2004 and 2003 contained an explanatory paragraph regarding the substantial doubt about the Company's ability to continue as a going concern.

During the years ended December 31, 2004 and 2003, and through January 11, 2006, the Registrant has not had any disagreements with Clancy on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Clancy, would have caused them to make reference thereto in their report on the Registrant's consolidated financial statements for such year.

NEW INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On January 20, 2006, the Registrant engaged Russell Bedford Stefanou Mirchandani LLP ("Russell Bedford") as the Registrant's independent accountants to report on the Registrant's consolidated balance sheet as of December 31, 2005, and the related consolidated statements of income, stockholders' equity and cash flows for the year then ended. The decision to appoint Russell Bedford was approved by the Registrant's Board of Directors.

During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Russell Bedford, neither the Registrant nor anyone on the Registrant's behalf consulted with Russell Bedford regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 16.1 Letter from Clancy & Co., P.L.L.C. to the Securities and Exchange Commission dated January 24, 2006.


Signature.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Financial Telecom Limited (USA), Inc.
                                           (REGISTRANT)

Date: January 25, 2006
                                           By: /s/ David Chen
                                               ---------------------------------
                                               David Chen
                                               Chief Executive Officer



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EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

Exhibit 16.1 Letter from Clancy & Co., P.L.L.C. to the Securities and Exchange Commission dated January 24, 2006.